UBS Investment Trust

Prospectus & SAI Supplement

UBS Investment Trust

UBS U.S. Allocation Fund

Supplement to the Prospectus and the Statement of Additional Information, each dated December 29, 2015

January 22, 2016

Dear Investor,

The purpose of this supplement is to update information regarding the portfolio managers of UBS U.S. Allocation Fund (the "fund"), a series of UBS Investment Trust. Effective immediately, Curt Custard is no longer a portfolio manager of the fund. The remaining portfolio manager of the fund has assumed Mr. Custard's portfolio management responsibilities for the fund.

Accordingly, effective immediately, the Prospectus and the SAI are hereby revised as follows:

All references and disclosure related to Curt Custard as a portfolio manager of the fund are removed.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-774